                                                              EXHIBIT (c)(iv)(2)


I. FACE OF CERTIFICATE

CERTIFICATE NO.                                                        SHARES

__________                                                            __________

                                 CLASS B SHARES
             VAN KAMPEN MANAGED SHORT TERM INCOME FUND, a series of
                                VAN KAMPEN TRUST



          ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT


is the owner of




                      *SEE REVERSE FOR CERTAIN DEFINITIONS
                               _________________

                                     CUSIP
                               _________________

FULLY PAID AND NONASSESSABLE CLASS B SHARES OF BENEFICIAL INTEREST WITH THE PAR VALUE OF $0.01 PER SHARE OF VAN KAMPEN MANAGED SHORT TERM INCOME FUND, transferable on the books of the Fund by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Agreement and Declaration of Trust of the Van Kampen Trust and all amendments thereof, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the fund and the facsimile signatures of its duly authorized officers.


                                      Dated

                     [VAN KAMPEN MANAGED SHORT TERM INCOME
                                      FUND
                                 DELAWARE SEAL]


  SECRETARY                                                     PRESIDENT

_________________________________________________

               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                 P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                 TRANSFER AGENT

                 By ____________________________________________________
                                          AUTHORIZED OFFICER

_________________________________________________


            PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED


                   VAN KAMPEN MANAGED SHORT TERM INCOME FUND

NUMBER                                          CLASS B SHARES
KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                       CHANGE NOTICE: IF THE ABOVE INFORMATION
                                       IS INCORRECT OR MISSING, PLEASE PRINT
                                       THE CORRECT INFORMATION BELOW, AND RETURN
                                       TO:

                                               VAN KAMPEN INVESTOR SERVICES INC.
                                               P.O. BOX 418256
                                               KANSAS CITY, MISSOURI 64141-9256


                                        ________________________________________
                                        ________________________________________
                                        ________________________________________

II. BACK OF CERTIFICATE




_________________________________________________


NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

(Text printed in Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.

The Fund will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class of beneficial interest which the Trust, on behalf of the Fund, is authorized to issue.


_________________________________________________



For value received,                        hereby sell, assign and transfer unto
________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
________________________________________________________________________________


_________________________________________________________________________ Shares

of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney

to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


       Dated, _________________________________________ 19 ______

              __________________________________________________________________
                                         Owner

              __________________________________________________________________
                               Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

________________________________________________________________________________

_________________________________________________



        *The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT TRANSFERS MIN. ACT - ________ Custodian _______
           in common                  (Cust)                  (Minor)
                                under UGMA/UTMA
TEN ENT  - as tenants by
        the entirety

                                                 ___________________________
JT TEN   - as joint tenants                                (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

_________________________________________________


________________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY